CATHOLIC RESPONSIBLE INVESTMENTS FUNDS

(the “Trust”)

Catholic Responsible Investments Small-Cap Fund

(the “Fund”)

Supplement dated April 29, 2026 to the Fund’s Summary Prospectus, Prospectus

and Statement of Additional Information (“SAI”), each dated March 1, 2026

This supplement provides new and additional information beyond that contained in the Summary Prospectus, Prospectus and SAI, and should be read in conjunction with the Summary Prospectus, Prospectus and SAI.

Important Notice Regarding Change in Investment Policy and Fund Name

Christian Brothers Investment Services, Inc. (the “Adviser”), the Fund’s investment adviser, has determined to change the Fund’s principal investment strategies such that the Fund will transition from a passively-managed fund that seeks to track the performance of the S&P SmallCap 600® Index, an index representing small-capitalization companies, to an actively-managed fund that invests primarily in equity securities issued by small- and mid-capitalization companies.

Accordingly, on or around June 29, 2026 (the “Effective Date”), the Fund’s name, investment objective, 80% investment policy, benchmark, principal investment strategies, investment sub-advisers and management fee structure will change, subject to shareholder approval of the CBIS Advisory Agreement Amendment, as defined below. The following is a summary of the changes. On the Effective Date, a new Summary Prospectus and Prospectus (together, the “Prospectuses”) will replace the current Prospectuses for the Fund. You should refer to the new Prospectuses, when available, for more information about the strategies, sub-advisers, risks and fees of the Fund. Please note that the new Prospectuses reflecting the changes for the Fund are not yet effective and that the information in this supplement may be changed at any time prior to the Effective Date.

Changes in the Fund’s Name, Investment Objective, 80% Investment Policy and Benchmark

	Current	New
Name	Catholic Responsible Investments Small-Cap Fund	Catholic Responsible Investments Small-Mid Cap Equity Fund
Investment Objective	The investment objective of the Fund is to seek to replicate the performance of the S&P SmallCap 600® Index, an index representing small capitalization companies.	The investment objective of the Fund is to seek long-term capital appreciation.
80% Investment Policy	Under normal circumstances, the Fund intends to invest at least 95% of its net assets, plus any borrowings for investment purposes, in securities listed in the S&P SmallCap 600® Index.

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in a combination of equity securities issued by small- and mid-capitalization companies.

Benchmark	S&P SmallCap 600® Index	Russell 2500® Index

Changes in the Fund’s Principal Investment Strategies

Effective as of the Effective Date, the Fund will transition from a passively-managed fund that seeks to track the performance of the S&P SmallCap 600® Index, an index representing small-capitalization companies, to an actively-managed fund that invests primarily in equity securities issued by small- and mid-capitalization companies. For investment purposes, small-capitalization companies are expected to be defined as those companies with market capitalizations within the range of market capitalizations of companies included in the Russell 2000® Index, and mid-capitalization companies are expected to be defined as those companies with market capitalizations within the range of market capitalizations of companies included in the Russell MidCap® Index.

Changes in the Fund’s Investment Sub-Advisers

The Adviser has engaged RhumbLine Advisers (“RhumbLine”) to passively manage the Fund’s assets. Effective as of the Effective Date, the Adviser intends to dismiss RhumbLine and replace RhumbLine with four new sub-advisers that are expected to actively manage portions of the Fund pursuant to core, value, growth and liquidity mandates, consistent with the Fund’s change from a passive to an active strategy. Mercer Investments LLC, the Fund’s primary sub-adviser, will continue to serve as the primary sub-adviser to the Fund as of the Effective Date.

Changes in the Fund’s Management Fee

Currently, the Fund pays the Adviser, as compensation for the Adviser administering the Fund’s investment program, a management fee of 0.20%, computed daily at an annual rate based on the average daily net assets of the Fund. Under this structure, in addition to management fees, the Fund is responsible for separately paying other expenses necessary for the Fund to operate.

Effective as of the Effective Date, and subject to shareholder approval of a material amendment to the investment advisory agreement between the Trust, on behalf of the Fund, and CBIS (the “CBIS Advisory Agreement Amendment”), the Fund will pay the Adviser, as compensation for the Adviser administering the Fund’s investment program, a management fee of 0.78%, computed daily at an annual rate based on the average daily net assets of the Fund.

Changes in the Fund’s Expense Limitation

In order to limit the expenses of the Fund, the Adviser has entered into an expense limitation agreement with respect to the Fund, pursuant to which the Adviser has agreed to waive the Fund’s management fees and reimburse Fund expenses to the extent necessary to keep the Fund’s total annual fund operations expenses (excluding shareholder servicing fees, interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Fund, dividend and interest expenses on securities sold short, acquired fund fees and expenses, fees and expenses incurred in connection with tax reclaim recovery services, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other non-routine expenses, such as litigation expenses) from exceeding 0.28% of the average daily net assets of the Fund (the “Expense Limitation”) until February 28, 2027.

Effective as of the Effective Date, the Adviser also intends to enter into a new expense limitation agreement with respect to the Fund, pursuant to which the Expense Limitation will increase to 0.88% of the average daily net assets of the Fund until February 28, 2028.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

CRI-SK-010-000

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